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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K

                          SENIOR CARE INDUSTRIES, INC.

           Nevada                                               68-0221599
           -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                 410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                        (949) 376-3125 (949) 376-9117 FAX
                           (ISSUER'S TELEPHONE NUMBER)

             SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:

TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
                                        REGISTERED
---------------------------             ------------------------------

---------------------------             ------------------------------

             SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                                (TITLE OF CLASS)



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FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., (Senior Care, or the Company) cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as may, expect, believe, anticipate, intend, could, estimate, plans, or continue or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward- looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

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Item 1. Changes in Control of Registrant

No Changes to report.

Item 2. Acquisition or Disposition of Assets

On May 29, 2002, Senior Care entered into a stock purchase agreement for the transfer of all of the shares of Senior Care International, S.A. de C.V. to Gold Coast, S.A. de C.V., a Mexican corporation owned and controlled by Mexican nationals. The base sale price was $70,229,055 U.S. payable over a period of four years. Interest on the deferred payment amount has been added onto the face amount of a series of promissory notes issued by the buyer in favor of a newly formed Mexican corporation wholly owned by Senior Care. The contracts allow for certain price adjustments and reimbursements for amounts paid by Gold Coast in the event of the inability of Gold Coast to develop any of the properties to which Senior Care International has claim. Also, the price may be adjusted depending upon the extent of and validity of liens against the properties to which Senior Care International has claim. The contracts were executed in the Spanish language and are in the course of being translated for appendage as exhibits to an amended report on Form 8-K which the Registrant intends to file together with required pro forma financial statements as soon as the contracts are available for filing and for review by the Registrant's independent accountants.

As a part of the transaction, Senior Care International is transfering $100,000 U.S. into an account in the name of the buyer in Mexico to be used to defend the contracts for deed owned by Senior Care International in the Mexican courts.

Additionally, an amount of up to 8% of the purchase price will be paid in a combination of cash and stock to various entities who assisted in the transaction.

Item 3. Bankruptcy or receivership

Nothing to report

Item 4. Changes in Registrant's Certifying Accountant

Nothing to report

Item 5. Other Events

Senior Care Industries, Inc. and Senior Care International, S.A. de C.V. brought suit in the United States Bankruptcy Court in the Southern District of California against Tri-National Development, Inc. and all of its various Mexican subsidiary corporations with whom Senior Care International holds contracts for deed to certain Mexican property. The law suit sought declaratory relief regarding ownership of the properties and a request to transfer title, injunctive relief to stop Tri-National from continuing to sell lots in Mexico, breach of contract and specific performance. In turn, Tri-National Development brought a counter- claim against Senior Care Industries and Senior Care International to cancel the contracts for deed, to rescind the contracts, for fraud, negligence, misrepresentation, declaratory and injunctive relief.

On May 30, 2002, Senior Care International moved to dismiss the suit brought by it against Tri-National and the other defendants. Likewise, as a result of the sale noted above, Senior Care Industries, moved to dismiss.

On June 24, 2002, the Bankruptcy Court entered a Memorandum Decision acknowledging the existence of the contracts for deed between Senior Care International and Tri-National's Mexican subsidiaries. The Court noted in its decision that the March agreement between Senior Care Industries and Tri-National Development had been terminated and that Senior Care International had then entered into contracts for deed with various Tri-National Mexican subsidiaries who hold title to the property in Mexico. The Court stated that the only present agreement between the bankrupt, Tri-National and Senior Care Industries was an agreement entered on April 30, 2001 to purchase Tri-National's stock in Tri-National Holdings, S.A. de C.V.

The Court dismissed the case entirely including not only the action brought by Senior Care as Senior Care had requested, but also the counter claim brought by Tri-National.



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The Bankruptcy Court found that merely because Tri-National owned stock in the
Mexican corporations, that was an insufficient basis to bring the Mexican property owned by those subsidiaries into the bankrupt estate of Tri-National, that the Court had no jurisdiction over those properties, that the dispute between Senior Care International and the Mexican subsidiaries of Tri-National is a dispute that does not involve Tri-National as a debtor in the Bankruptcy Court, and finally, because Tri-National needs to reorganize, that is not a reason to bring this action up into the United States for adjudication. In sum, the Court ruled that "it is without subject matter jurisdiction to determine the claims set forth in the complaint. The properties are not property of the estate [of Tri-National Development] and the dispute is between non-debtor third parties." Because the counter claim sounded in causes of action which were not of a bankruptcy nature, the Court dismissed it.

This ends the Bankruptcy Court supervision of the Mexican property purchases allowing the Mexican owners to commence development of those properties. Senior Care has been informed by the Mexican buyers that they intend to immediately move to perfect their property interests in Mexico and will, at the same time, begin development of the properties there.

Item 6. Resignation of Registrant's Directors

Nothing to report.

Item 7a. Financial Statements

Financial statements will be filed in an amended report on Form 8-K as soon as all contracts have been translated into the English language and all contingencies to the purchase price have been resolved.

Item 7b. Exhibits

Copies of the various contracts and other documents incident to this disposition of assets will be filed in an amended report on Form 8-K as soon as they have been translated into the English language.

Item 8. Change in Fiscal Year

Nothing to report.

Item 9. Change in Security Rating

Nothing to report.

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SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Senior Care Industries, Inc.
                                                   (Registrant)

Dated: June 25, 2002

/S/ Mervyn Phelan, Sr.
-----------------------------------
Mervyn Phelan, Sr.
Chief Executive Officer

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